POWER OF ATTORNEY

   Know all by these presents, that each of the undersigned hereby makes, constitutes and appoints
James Erlinger III, John Goodacre, and Beverly Rubin, and each of them singly, as such undersigned's true and lawful attorneys-in-fact with full power and authority as hereinafter described to:

1. execute for and on behalf of such undersigned, in such undersigned's capacity as an officer, director and/or beneficial owner of Quintiles Transnational Holdings Inc. (the "Company"), (i)
Forms 3, 4, and 5 (including amendments thereto) in accordance with Section 16(a) of the
Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, (ii)
Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended (the
"Securities Act"), and (iii) Schedules 13D and 13G (including amendments thereto) in accordance with Sections 13(d) and 13(g) of the Exchange Act and the rules thereunder;

2. do and perform any and all acts for and on behalf of such undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5 (including amendments thereto), Form
144, or Schedule 13D or 13G (including amendments thereto) and timely file such form with the
United States Securities and Exchange Commission (the "SEC") and any stock exchange or similar authority, including, but not limited to, executing a Form ID for and on behalf of such undersigned and filing such Form ID with the SEC; and

3. take any other action of any type whatsoever in connection with the foregoing that, in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, such undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of such undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.

   Each of the undersigned hereby grants to each attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as such undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all the acts such attorney-in-fact shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.  Each of the undersigned acknowledges that each of the foregoing attorneys-in-fact, in serving in such capacity at the request of such undersigned, is not assuming any of such undersigned's responsibilities to comply with Sections 13 or 16 of the Exchange
Act or Rule 144 under the Securities Act.

   This Power of Attorney shall remain in full force and effect with respect to a particular undersigned until such undersigned is no longer required to file Forms 3, 4, and 5 (including amendments thereto),
Form 144, and Schedules 13D and 13G (including amendments thereto) with respect to such undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by such undersigned in a signed writing delivered to each of the foregoing attorneys-in-fact.

   IN WITNESS WHEREOF, each of the undersigned has caused this Power of Attorney to be executed as of this 30 day of April, 2013.

[Signatures follow.]

         /s/  Dennis B. Gillings
       Dennis B. Gillings, CBE

         /s/  Susan Gillings Gross
       Susan Gillings Gross

       GILLINGS LIMITED PARTNERSHIP

       By: /s/  Dennis B. Gillings
       Name: Dennis B. Gillings, CBE
       Its: General Partner

       GFEF LIMITED PARTNERSHIP

       By: /s/  Dennis B. Gillings
       Name: Dennis B. Gillings, CBE
       Its: General Partner

       THE GILLINGS FAMILY FOUNDATION

       By: /s/  Dennis B. Gillings
       Name: Dennis B. Gillings, CBE
       Its: President

       GF INVESTMENT ASSOCIATES LP

       By: GF Association LLC
       Its:  General Partner

       By: /s/  Susan Gillings Gross
       Name: Susan Gillings Gross
       Its: Sole Manager